UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 29, 2019

Pennexx Foods, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Pennsylvania	000-31148	23-3008972
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3307 Lathenview Court

Alpharetta, GA 30004

(Address of Principal Executive Offices, Including Zip Code)

(678) 677-6968

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2019, Pennexx Foods, Inc. entered into an Agreement with Vista Money (https://vistamoney.com) to issue open and closed loop prepaid debit cards which will enable its wholly owned subsidiary “Your Social Offers” to issue branded pre-paid plastic and virtual debit cards.  In addition, the contract permits “Your Social Offers” access their worldwide payment platform.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennexx Foods, Inc.

Date: November 1, 2019	By:	/s/ Alexander H. Cook
Alexander H. Cook
President, Chairman, Secretary and Director

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